Exhibit 10.11

[Date]

Pharvaris B.V.

J.H. Oortweg 21,

2333 CH Leiden,

The Netherlands

Re: Waiver of Potential IPO Opportunity and Termination of Letter Agreement

Mr. Modig:

Reference is hereby made to the letter agreement, dated [●] (the “Letter Agreement”), executed between [Investor] (“Investor”), on the one hand, and Pharvaris B.V. (the “Company”), in connection with Investor’s entry into the Series C Share Subscription Agreement, dated the date of the Letter Agreement, by and among the Company, Investor and the other purchasers named therein. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Letter Agreement.

Pursuant to the Letter Agreement, the Company agreed to use its commercially reasonable efforts to advocate to the managing underwriter(s) of the Company’s initial public offering (“IPO”) to offer Investor the opportunity to purchase shares of the Company’s ordinary shares or Common Stock as described in the Letter Agreement (the “Potential IPO Opportunity”) in a future IPO, if any, on the same terms, including, without limitation, at a price equal to the price per share shown in a final prospectus in the IPO and paid by the public for shares of Common Stock, and subject to the same conditions, as are applicable to the public in the IPO. In the event that (i) the Company’s managing underwriter(s) do not offer Investor the Potential IPO Opportunity or (ii) the Company’s managing underwriter(s) reasonably request that the IPO Participation Opportunity held by Investor be cut back such that Investor is not permitted to purchase its entire Investor IPO Allocation in the IPO (“IPO Allocation Cutback”), then, pursuant to the Letter Agreement, the Company agreed to offer to Investor the right to purchase in a separate private placement as described in the Letter Agreement (such right, the “Private Placement Participation Right”).

The undersigned hereby agrees to waive any and all rights to the Potential IPO Opportunity and the Private Placement Participation Right on the terms and conditions set forth in the Letter Agreement, or otherwise, effective as of the date hereof. The Letter Agreement is hereby terminated in full and shall be of no further force or effect as of the date hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this waiver and termination as of the date first written above.

PHARVARIS B.V., as the Company

Name:
Title:

[Investor], as Investor

Name:
Title:

Name:
Title:

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